November 15, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund

Supplement to the Statement of Additional Information dated July 30, 2018

Change in Sub-Advisor

At a meeting held on November 15, 2018, the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) approved the replacement of the current sub-advisor of the Touchstone Flexible Income Fund (the “Fund”), ClearArc Capital Inc. (“ClearArc”), with Bramshill Investments, LLC (“Bramshill”), to take effect on November 30, 2018. Accordingly, effective November 30, 2018, ClearArc will no longer provide services to the Fund and all references to ClearArc in the Statement of Additional Information (“SAI”) are deleted and replaced with the following information regarding Bramshill.

The following is added to the section of the SAI titled “The Sub-Advisors and Portfolio Managers” under the "Sub-Advisor Control" sub-section:

Bramshill Investments, LLC (“Bramshill”) is an asset management firm and registered investment adviser with approximately $1.45 billion in assets under management as of September 30, 2018. The Hackensack, New Jersey-based company was founded by Art DeGaetano and William Nieporte in 2012 and is employee-owned.

The sub-section titled “Touchstone Flexible Income Fund” is replaced with the following:

Touchstone Flexible Income Fund
Sub-Advisor: Bramshill Investments, LLC

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Art DeGaetano
Registered Investment Companies	2	$345	0	$0
Other Pooled Investment Vehicles	6	$695	5	$445
Other Accounts	245	$591	0	$0
Derek Pines
Registered Investment Companies	1	$264	0	$0
Other Pooled Investment Vehicles	6	$686	4	$436
Other Accounts	245	$591	0	$0
Michael Hirschfield
Registered Investment Companies	1	$264	0	$0
Other Pooled Investment Vehicles	6	$686	4	$436
Other Accounts	245	$591	0	$0
Paul van Lingen
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$26	1	$9
Other Accounts	0	$0	0	$0

The information in the table above is current as of October 31, 2018.

Compensation (as of October 31, 2018). Compensation at Bramshill is determined on a salary and discretionary bonus structure. Portfolio managers are not compensated based on the performance of the Fund. The discretionary bonuses of the portfolio managers are determined by the management committee of Bramshill based on the performance of the employee, the performance of Bramshill and the market environment.

Material Conflicts of Interest (as of October 31, 2018). Bramshill and its affiliates may manage the accounts of clients other than the Fund. Accordingly, the investment methods and strategies that Bramshill utilizes in managing the Fund may be utilized by Bramshill and its affiliates in managing investments for other customer accounts. Bramshill and its affiliates may also establish, sponsor, or be affiliated with other investment pools that may engage in the same or similar businesses as the Fund using the same or similar investment strategies. Bramshill manages other accounts using similar strategies to the Fund under a performance fee structure.

Although Bramshill and its affiliates may manage investments on behalf of a number of other customer accounts, investment decisions and allocations are not necessarily made in parallel among the Fund’s accounts and the other customer accounts. Other accounts that may be managed by Bramshill and its affiliates may make investments and utilize investment strategies that may not be made or utilized by the Fund. Accordingly, the other accounts that may be managed by Bramshill and its affiliates may produce results that are materially different from those experienced by the Fund.

To address and manage these potential conflicts of interest, Bramshill has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by Bramshill's compliance team. In addition, Bramshill will mitigate the associated conflicts by allocating buys and sells on a pro rata basis to the extent feasible or using another equitable method under the circumstances.

Ownership of Shares of the Fund.

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio manager as of November 30, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
Art DeGaetano	None
Derek Pines	None
Michael Hirschfield	None
Paul Van Lingen	None

The following is added to Appendix B of the SAI:

Bramshill Investments, LLC

Proxy Voting

In the event that the Firm is presented with an opportunity to vote a proxy, the Firm’s general policy is to vote in accordance with the best interest of the Clients. The Firm believes company management generally is best suited to make the decisions that are essential to the ongoing operation of the company. Therefore, the Firm will generally vote proxies in line with company management. However, under circumstances when the Firm believes that company management’s proposal will not maximize value for the Clients, the Firm will vote against company management. In such cases, the reason for the decision, along with a record of the vote, will be retained by the CCO.

Occasions may arise in which the Firm is required to vote a proxy while having a conflict of interest with a Client. To protect the Clients against a breach of the Firm’s duties to them, on any occasion when a proxy vote presents a conflict of interest, the CCO will present any purported conflict of interest to the CIO for consultation on the matter and conduct a conflict analysis accordingly. The CCO shall document the matter and preserve such documentation in accordance with the Firm’s Record Retention Policy.

All Supervised Persons are responsible for bringing all proxies to the attention of the CCO. The CCO is responsible for aggregating proxy voting data and, as relevant for the RIC Clients, facilitating the filing of Form N-PX.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-54-TST-SAI-S3-1811